SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2014

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-17272 (Commission File Number)	41-1427402 (I.R.S. Employer Identification No.)

614 McKinley Place NE

Minneapolis, MN 55413

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (612) 379-8854

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 17, 2015, Bio-Techne Corporation (the “Company”) appointed N. David Eansor, previously serving as Senior Vice President, Novus Biologicals, to the position of Senior Vice President, Biotech Division, effective April 1, 2015.

Kevin Reagan, who had held the position as Senior Vice President, Biotech Division, will assume the role as Vice President, Operations and Product Development for the Biotech Division, reporting to Mr. Eansor. There will be no changes to Mr. Reagan’s employment agreement or compensation as a result of this new position and responsibilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2015

BIO-TECHNE CORPORATION

/s/ Charles R. Kummeth
Charles R. Kummeth
President and Chief Executive Officer